UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2021 (April 27, 2021)
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OTIS WORLDWIDE CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-39221	83-3789412
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Carrier Place
Farmington, Connecticut 06032
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code
(860) 233-6847
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	OTIS	New York Stock Exchange

Section 5—Corporate Governance and Management
Item 5.07. Submission of Matters to a Vote of Security Holders.
Otis Worldwide Corporation (“Otis” or "Company") held its 2021 Annual Meeting of Shareholders on April 27, 2021. As of March 3, 2021, the record date for the meeting, 429,779,560 shares of Otis common stock were issued and outstanding. A quorum of 362,000,909 shares of common stock was represented at the meeting.

Shareholders voted on the following matters, which are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 12, 2021, and cast their votes as described below:

1)    The following individuals were elected to serve as directors for a term expiring at the 2022 Annual Meeting of Shareholders or upon the election and qualification of their successors. The voting results for each nominee are as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jeffrey H. Black	323,428,082	4,047,007	274,798	34,251,022
Kathy Hopinkah Hannan	323,372,520	4,122,788	254,579	34,251,022
Shailesh G. Jejurikar	319,205,535	8,264,787	279,565	34,251,022
Christopher J. Kearney	324,752,211	2,725,394	272,282	34,251,022
Judith F. Marks	326,181,392	1,322,017	246,478	34,251,022
Harold W. McGraw III	320,603,270	6,862,903	283,714	34,251,022
Margaret M. V. Preston	321,132,109	6,371,504	246,274	34,251,022
Shelley Stewart, Jr.	323,086,013	4,401,034	262,840	34,251,022
John H. Walker	319,764,911	7,702,489	282,487	34,251,022
2)    A proposal that shareholders approve, on an advisory basis, the compensation of Otis’ named executive officers. The proposal was approved and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
287,450,626	39,472,107	827,154	34,251,022

3)    A proposal that shareholders approve, on an advisory basis, the frequency of shareholders’ votes on Otis’ named executive officers’ compensation. The proposal for an annual shareholder advisory vote was approved and the results of the voting are as follows:

Votes for One Year	Votes for Two Years	Votes for Three Years	Abstentions	Broker Non-Votes
322,047,272	348,911	4,697,453	656,251	34,251,022

The Company has considered these voting results and determined, consistent with the Board of Directors' recommendation, that an advisory vote regarding the compensation of the Company’s named executive officers will be submitted to stockholders on an annual basis until the next required vote on frequency or until the Board of Directors otherwise determines that a different frequency is in the best interest of the Company’s shareholders.

4)    A proposal to appoint PricewaterhouseCoopers LLP, a firm of independent registered public accountants, to serve as Otis’ Independent Auditor for 2021 until the next annual meeting in 2022. The proposal was approved and the voting results are as follows:

Votes For	Votes Against	Abstentions
353,222,277	8,535,372	243,260

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTIS WORLDWIDE CORPORATION
(Registrant)

Date: April 29, 2021	By:	/s/ NORA E. LAFRENIERE
Nora E. LaFreniere
Executive Vice President, Chief General Counsel & Corporate Secretary